SCHEDULE OF OTHER NON CURRENT ASSETS (Details) ¥ in Thousands, $ in Thousands		Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Other Non-current Assets
- Unsecured			¥ 60,000
- Secured			56,662
Long-term receivables from disposal of a subsidiary (Note 6)			11,133	13,137
Prepayment of commercial properties	[1]		78,000	78,000
Others			5,485	7,368
Less: allowance for doubtful accounts			(22,213)	(2,091)
Total other non-current assets		$ 26,630	¥ 189,067	¥ 96,414

[1]	In 2020, the Group purchased commercial properties from a third party and paid the full amount in advance with consideration of US$ 11.25 million (equivalent RMB 78,000). As of December 31, 2023, the properties are under construction and expected to be handed over to the Group during the first half year of 2025.